Exhibit 99.3

Supplemental Operating and Financial Data
Second Quarter and Six Months Ended June 30, 2021

Q2 2021 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to the uncertain financial impact of the COVID-19 pandemic, our capital resources and liquidity, our expected dividend payments, our expected cash flows and liquidity, the performance of our customers, our expected cash collections, expected use of proceeds from dispositions and our results of operations and financial condition. The estimates presented herein are based on the Company's current expectations and, given the current economic uncertainty, there can be no assurances that the Company will be able to continue to comply with applicable covenants under its debt agreements, which could materially impact actual performance. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 23 through 25 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures on pages 9 and 10 and in the Appendix on pages 26 through 30.

Q2 2021 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY	COMPANY STRATEGY
EPR Properties ("EPR" or the "Company") is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust ("REIT"), and an initial public offering was completed on November 18, 1997.	EPR's primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations As Adjusted ("FFOAA") and dividends per share.

Since that time, the Company has been a leading Experiential net lease REIT, specializing in select enduring experiential properties. We are focused on growing our Experiential portfolio with properties that offer a variety of enduring, congregate entertainment, recreation and leisure activities. Separately, our Education portfolio is a legacy investment that provides additional geographic and operator diversity.	Our strategic growth is focused on acquiring or developing experiential real estate venues which create value by facilitating out-of-home congregate entertainment, recreation and leisure experiences where consumers choose to spend their discretionary time and money. These are properties which make up the social infrastructure of society.
This focus is consistent with our depth of knowledge across each of our property types, creating a competitive advantage that allows us to more quickly identify key market trends. We deliberately apply information and our ingenuity to target properties that represent logical extensions within each of our existing property types or potential future investments.

EXPERIENTIAL PORTFOLIO

- Theatres
- Eat & Play
- Ski
- Attractions
- Experiential Lodging
- Gaming
- Fitness & Wellness
- Cultural
- Live Venues

EDUCATION PORTFOLIO

- Private Schools
- Early Childhood

As part of our strategic planning and portfolio management process we assess new opportunities against the following underwriting principles:

BUILDING THE PREMIER EXPERIENTIAL REAL ESTATE PORTFOLIO

Q2 2021 Supplemental	Page 4

INVESTOR INFORMATION

SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Craig Evans	Greg Zimmerman
Executive Vice President, General Counsel and Secretary	Executive Vice President and Chief Investment Officer

Tonya Mater
Senior Vice President and Chief Accounting Officer

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
STOCK EXCHANGE LISTING	EPR-PrG
New York Stock Exchange

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Katy McConnell	212-816-4471
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone/Nikita Bely	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Todd Thomas	917-368-2286
Ladenburg Thalmann	John Massocca	212-409-2056
Raymond James & Associates	RJ Milligan	727-567-2585
RBC Capital Markets	Michael Carroll	440-715-2649
Stifel	Simon Yarmak	443-224-1345
SunTrust Robinson Humphrey	Ki Bin Kim	212-303-4124

EPR Properties is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management. EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q2 2021 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
Operating Information:	2021	2020	2021	2020
Revenue	$125,362	$106,360	$237,127	$257,372
Net income (loss) available to common shareholders of EPR Properties	12,519	(68,999)	9,865	(37,915)
EBITDAre (1)	98,594	57,927	183,084	173,755
Adjusted EBITDAre (1)	96,437	77,191	178,683	207,818
Interest expense, net	38,312	38,340	77,506	73,093
Capitalized interest	514	242	1,109	504
Straight-lined rental revenue	1,420	2,229	2,708	(7,479)
Dividends declared on preferred shares	6,033	6,034	12,067	12,068
Dividends declared on common shares	—	30,081	—	119,077
General and administrative expense	11,376	10,432	22,712	21,420

	JUNE 30,
Balance Sheet Information:	2021	2020
Total assets	$6,142,212	$7,002,978
Accumulated depreciation	1,130,409	1,034,771
Cash and cash equivalents	509,836	1,006,981
Total assets before accumulated depreciation less cash and cash equivalents (gross assets)	6,762,785	7,030,768
Debt	3,081,485	3,854,088
Deferred financing costs, net	34,744	35,907
Net debt (1)	2,606,393	2,883,014
Equity	2,653,295	2,736,257
Common shares outstanding	74,803	74,613
Total market capitalization (using EOP closing price)	6,918,031	5,725,973
Net debt/gross assets	39%	41%
Net debt/Adjusted EBITDAre ratio (2)	Footnote 5	Footnote 5
Adjusted net debt/Annualized adjusted EBITDAre ratio (1)(3)(4)	Footnote 5	Footnote 5

(1) See pages 23 through 25 for definitions. See calculation as applicable on page 29.
(2) Adjusted EBITDAre in this calculation is for the quarter multiplied times four. See pages 23 through 25 for definitions. See calculation on page 29.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 23 through 25 for definitions.
(4) Annualized adjusted EBITDAre is adjusted EBITDAre for the quarter further adjusted for in-service and disposed projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 29 under the reconciliation of Adjusted EBITDAre and Annualized Adjusted EBITDAre. See pages 23 through 25 for definitions.
(5) Not presented as this ratio is not meaningful given the continuing disruption caused by COVID-19 and the associated accounting for tenant rent deferrals and other lease modifications.

Q2 2021 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	2ND QUARTER 2021	1ST QUARTER 2021	4TH QUARTER 2020	3RD QUARTER 2020	2ND QUARTER 2020	1ST QUARTER 2020
Real estate investments	$5,965,061	$5,902,833	$5,913,389	$6,139,858	$6,144,830	$6,208,685
Less: accumulated depreciation	(1,130,409)	(1,101,727)	(1,062,087)	(1,072,201)	(1,034,771)	(1,023,993)
Land held for development	23,225	23,225	23,225	25,846	26,244	28,080
Property under development	35,082	94,822	57,630	44,103	39,039	30,063
Operating lease right-of-use assets	179,354	179,113	163,766	185,459	189,058	207,605
Mortgage notes and related accrued interest receivable	366,064	364,969	365,628	362,011	357,668	356,666
Investment in joint ventures	27,476	28,313	28,208	29,571	28,925	33,897
Cash and cash equivalents	509,836	538,077	1,025,577	985,372	1,006,981	1,225,122
Restricted cash	3,570	5,928	2,433	2,424	2,615	4,583
Accounts receivable	91,319	97,517	116,193	129,714	134,774	72,537
Other assets	71,634	75,032	70,223	75,053	107,615	112,095
Total assets	$6,142,212	$6,208,102	$6,704,185	$6,907,210	$7,002,978	$7,255,340

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$103,778	$95,085	$105,379	$95,429	$96,454	$112,167
Operating lease liabilities	217,575	217,448	202,223	225,379	229,030	232,343
Common dividends payable	54	44	36	29	19	30,063
Preferred dividends payable	6,033	6,034	6,034	6,034	6,034	6,034
Unearned rents and interest	79,992	83,565	65,485	75,415	81,096	84,190
Line of credit	—	90,000	590,000	750,000	750,000	750,000
Deferred financing costs, net	(34,744)	(35,036)	(35,552)	(35,140)	(35,907)	(35,933)
Other debt	3,116,229	3,116,229	3,139,995	3,139,995	3,139,995	3,139,995
Total liabilities	3,488,917	3,573,369	4,073,600	4,257,141	4,266,721	4,318,859
Equity:
Common stock and additional paid-in-capital	3,869,687	3,865,243	3,858,451	3,853,581	3,849,803	3,845,911
Preferred stock at par value	148	148	148	148	148	148
Treasury stock	(264,660)	(263,982)	(261,238)	(260,594)	(260,351)	(154,357)
Accumulated other comprehensive income (loss)	5,265	2,978	216	(2,106)	(4,331)	(5,289)
Distributions in excess of net income	(957,145)	(969,654)	(966,992)	(940,960)	(849,012)	(749,932)
Total equity	2,653,295	2,634,733	2,630,585	2,650,069	2,736,257	2,936,481
Total liabilities and equity	$6,142,212	$6,208,102	$6,704,185	$6,907,210	$7,002,978	$7,255,340

Q2 2021 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	2ND QUARTER 2021	1ST QUARTER 2021	4TH QUARTER 2020	3RD QUARTER 2020	2ND QUARTER 2020	1ST QUARTER 2020
Rental revenue	$115,883	$102,614	$84,011	$55,591	$97,531	$135,043
Other income	1,033	678	968	182	416	7,573
Mortgage and other financing income	8,446	8,473	8,433	8,104	8,413	8,396
Total revenue	125,362	111,765	93,412	63,877	106,360	151,012

Property operating expense	14,678	15,313	16,406	13,759	15,329	13,093
Other expense	3,025	2,552	1,462	2,680	2,798	9,534
General and administrative expense	11,376	11,336	11,142	10,034	10,432	10,988
Severance expense	—	—	2,868	—	—	—
Costs associated with loan refinancing or payoff	—	241	812	—	820	—
Interest expense, net	38,312	39,194	42,838	41,744	38,340	34,753
Transaction costs	662	548	814	2,776	771	1,075
Credit loss (benefit) expense	(2,819)	(2,762)	20,312	5,707	3,484	1,192
Impairment charges	—	—	22,832	11,561	51,264	—
Depreciation and amortization	40,538	40,326	42,014	42,059	42,450	43,810
Income (loss) before equity in loss from joint ventures and other items	19,590	5,017	(68,088)	(66,443)	(59,328)	36,567
Equity in loss from joint ventures	(1,151)	(1,431)	(1,364)	(1,044)	(1,724)	(420)
Impairment charges on joint ventures	—	—	—	—	(3,247)	—
Gain on sale of real estate	511	201	49,877	—	22	220
Income tax (expense) benefit	(398)	(407)	(402)	(18,417)	1,312	751
Net income (loss)	18,552	3,380	(19,977)	(85,904)	(62,965)	37,118
Preferred dividend requirements	(6,033)	(6,034)	(6,034)	(6,034)	(6,034)	(6,034)
Net income (loss) available to common shareholders of EPR Properties	$12,519	$(2,654)	$(26,011)	$(91,938)	$(68,999)	$31,084

Q2 2021 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	2ND QUARTER 2021	1ST QUARTER 2021	4TH QUARTER 2020	3RD QUARTER 2020	2ND QUARTER 2020	1ST QUARTER 2020
Net income (loss) available to common shareholders of EPR Properties	$12,519	$(2,654)	$(26,011)	$(91,938)	$(68,999)	$31,084
Gain on sale of real estate	(511)	(201)	(49,877)	—	(22)	(220)
Impairment of real estate investments, net (2)	—	—	22,832	11,561	36,255	—
Real estate depreciation and amortization	40,332	40,109	41,786	41,791	42,151	43,525
Allocated share of joint venture depreciation	459	354	361	369	378	383
Impairment charges on joint ventures	—	—	—	—	3,247	—
FFO available to common shareholders of EPR Properties	$52,799	$37,608	$(10,909)	$(38,217)	$13,010	$74,772
FFO available to common shareholders of EPR Properties	$52,799	$37,608	$(10,909)	$(38,217)	$13,010	$74,772
Add: Preferred dividends for Series C preferred shares	—	—	—	—	—	1,939
Add: Preferred dividends for Series E preferred shares	—	—	—	—	—	1,939
Diluted FFO available to common shareholders of EPR Properties	$52,799	$37,608	$(10,909)	$(38,217)	$13,010	$78,650

FUNDS FROM OPERATIONS AS ADJUSTED ("FFOAA") (1):
FFO available to common shareholders of EPR Properties	$52,799	$37,608	$(10,909)	$(38,217)	$13,010	$74,772
Costs associated with loan refinancing or payoff	—	241	812	—	820	—
Transaction costs	662	548	814	2,776	771	1,075
Severance expense	—	—	2,868	—	—	—
Impairment of operating lease right-of-use assets (2)	—	—	—	—	15,009	—
Credit loss (benefit) expense	(2,819)	(2,762)	20,312	5,707	3,484	1,192
Gain on insurance recovery (included in other income)	—	(30)	(809)	—	—	—
Deferred income tax expense (benefit)	—	—	—	18,035	(1,676)	(1,113)
FFO as adjusted available to common shareholders of EPR Properties	$50,642	$35,605	$13,088	$(11,699)	$31,418	$75,926
FFO as adjusted available to common shareholders of EPR Properties	$50,642	$35,605	$13,088	$(11,699)	$31,418	$75,926
Add: Preferred dividends for Series C preferred shares	—	—	—	—	—	1,939
Add: Preferred dividends for Series E preferred shares	—	—	—	—	—	1,939
Diluted FFO as adjusted available to common shareholders of EPR Properties	$50,642	$35,605	$13,088	$(11,699)	$31,418	$79,804
FFO per common share:
Basic	$0.71	$0.50	$(0.15)	$(0.51)	$0.17	$0.95
Diluted	0.71	0.50	(0.15)	(0.51)	0.17	0.95
FFO as adjusted per common share:
Basic	$0.68	$0.48	$0.18	$(0.16)	$0.41	$0.97
Diluted	0.68	0.48	0.18	(0.16)	0.41	0.97
Shares used for computation (in thousands):
Basic	74,781	74,627	74,615	74,613	76,310	78,467
Diluted	74,870	74,669	74,615	74,613	76,310	78,476
Effect of dilutive Series C preferred shares	—	—	—	—	—	2,232
Effect of dilutive Series E preferred shares	—	—	—	—	—	1,664
Adjusted weighted-average shares outstanding-diluted Series C and Series E	74,870	74,669	74,615	74,613	76,310	82,372
(1) See pages 23 through 25 for definitions.
(2) Impairment charges recognized during the three months ended June 30, 2020 totaled $51.3 million, which was comprised of $36.3 million of impairments of real estate investments and $15.0 million of impairments of operating lease right-of-use assets.

Q2 2021 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	2ND QUARTER 2021	1ST QUARTER 2021	4TH QUARTER 2020	3RD QUARTER 2020	2ND QUARTER 2020	1ST QUARTER 2020
FFO available to common shareholders of EPR Properties	$52,799	$37,608	$(10,909)	$(38,217)	$13,010	$74,772
Adjustments:
Costs associated with loan refinancing or payoff	—	241	812	—	820	—
Transaction costs	662	548	814	2,776	771	1,075
Impairment of operating lease right-of-use assets (2)	—	—	—	—	15,009	—
Credit loss (benefit) expense	(2,819)	(2,762)	20,312	5,707	3,484	1,192
Severance expense	—	—	2,868	—	—	—
Gain on insurance recovery (included in other income)	—	(30)	(809)	—	—	—
Deferred income tax expense (benefit)	—	—	—	18,035	(1,676)	(1,113)
Non-real estate depreciation and amortization	206	217	228	268	299	285
Deferred financing fees amortization	1,574	1,547	1,823	1,498	1,651	1,634
Share-based compensation expense to management and trustees	3,675	3,784	3,437	3,410	3,463	3,509
Amortization of above/below market leases, net and tenant allowances	(99)	(96)	(96)	(124)	(108)	(152)
Maintenance capital expenditures (3)	(1,467)	(756)	(247)	(8,911)	(1,291)	(928)
Straight-lined rental revenue	(1,420)	(1,288)	(898)	17,969	(2,229)	9,708
Straight-lined ground sublease expense	111	84	150	216	207	176
Non-cash portion of mortgage and other financing income	(216)	(171)	(133)	71	(97)	(91)
AFFO available to common shareholders of EPR Properties	$53,006	$38,926	$17,352	$2,698	$33,313	$90,067

AFFO available to common shareholders of EPR Properties	$53,006	$38,926	$17,352	$2,698	$33,313	$90,067
Add: Preferred dividends for Series C preferred shares	—	—	—	—	—	1,939
Add: Preferred dividends for Series E preferred shares	—	—	—	—	—	1,939
Diluted AFFO available to common shareholders of EPR Properties	$53,006	$38,926	$17,352	$2,698	$33,313	$93,945

Weighted average diluted shares outstanding (in thousands)	74,870	74,669	74,615	74,613	76,310	78,476
Effect of dilutive Series C preferred shares	—	—	—	—	—	2,232
Effect of dilutive Series E preferred shares	—	—	—	—	—	1,664
Adjusted weighted-average shares outstanding-diluted	74,870	74,669	74,615	74,613	76,310	82,372

AFFO per diluted common share	$0.71	$0.52	$0.23	$0.04	$0.44	$1.14
Dividends declared per common share	$—	$—	$—	$—	$0.3825	$1.1325
AFFO payout ratio (4)	—%	—%	—%	—%	87%	99%

(1) See pages 23 through 25 for definitions.
(2) Impairment charges recognized during the three months ended June 30, 2020 totaled $51.3 million, which was comprised of $36.3 million of impairments of real estate investments and $15.0 million of impairments of operating lease right-of-use assets.
(3) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(4) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share. The monthly cash dividend to common shareholders was temporarily suspended following the common share dividend paid on May 15, 2020 to shareholders of record as of April 30, 2020. On July 13, 2021, following termination of the Covenant Relief Period, the Company declared a monthly cash dividend of $0.25 per common share payable on August 16, 2021 to shareholders of record on July 30, 2021.

Q2 2021 Supplemental	Page 10

CAPITAL STRUCTURE AS OF JUNE 30, 2021
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	BONDS/TERM LOAN/OTHER (1) (2)	UNSECURED CREDIT FACILITY (3)	UNSECURED SENIOR NOTES	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR
2021	$—	$—	$—	$—	—%
2022	—	—	—	—	—%
2023	400,000	—	275,000	675,000	4.76%
2024	—	—	136,637	136,637	5.60%
2025	—	—	300,000	300,000	4.50%
2026	—	—	629,597	629,597	5.05%
2027	—	—	450,000	450,000	4.50%
2028	—	—	400,000	400,000	4.95%
2029	—	—	500,000	500,000	3.75%
2030	—	—	—	—	—%
2031	—	—	—	—	—%
Thereafter	24,995	—	—	24,995	1.39%
Less: deferred financing costs, net	—	—	—	(34,744)	—%
	$424,995	$—	$2,691,234	$3,081,485	4.63%

		BALANCE	WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate unsecured debt (1)		$3,091,234	4.66%	5.05
Fixed rate secured debt (2)		24,995	1.39%	26.09
Less: deferred financing costs, net		(34,744)	—%	—
Total		$3,081,485	4.63%	5.22

(1) Includes $400 million of term loan that has been fixed through interest rate swaps through February 7, 2022.
(2) Includes $25 million of secured bonds that have been fixed through interest rate swaps through September 30, 2024.
(3) Unsecured Revolving Credit Facility Summary:
		BALANCE		RATE
	COMMITMENT	AT 6/30/2021	MATURITY	AT 6/30/2021

	$1,000,000	$—	February 27, 2022	2.125%

Note: This facility has a seven-month extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature pursuant to which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.4 billion to $2.4 billion, in each case, subject to certain terms and conditions. Rate shown at June 30, 2021 does not include the facility fee of 0.375%.

Q2 2021 Supplemental	Page 11

CAPITAL STRUCTURE AS OF JUNE 30, 2021 AND DECEMBER 31, 2020
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	June 30, 2021	December 31, 2020

Unsecured revolving variable rate credit facility, LIBOR + 1.625% at June 30, 2021, due February 27, 2022 (1)(2)(3)	$—	$590,000
Unsecured term loan payable, LIBOR + 2.00% at June 30, 2021 with $350,000 fixed at 4.40% and $50,000 fixed at 4.60%, due February 27, 2023 (1)(2)	400,000	400,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 5.60% at December 31, 2020, due August 22, 2024 (1)	136,637	148,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 5.81% at December 31, 2020, due August 22, 2026 (1)	179,597	192,000
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	450,000
Senior unsecured notes payable, 4.95%, due April 15, 2028	400,000	400,000
Senior unsecured notes payable, 3.75%, due August 15, 2029	500,000	500,000
Bonds payable, variable rate, fixed at 1.39% through September 30, 2024, due August 1, 2047	24,995	24,995
Less: deferred financing costs, net	(34,744)	(35,552)
Total debt	$3,081,485	$3,694,443

(1) During the year ended December 31, 2020, the Company amended its Consolidated Credit Agreement and the Note Purchase Agreement to modify certain provisions and waive its obligation to comply with certain covenants under these agreements through December 31, 2021 (subject to certain conditions) in light of the financial and operational impacts of the COVID-19 pandemic on the Company and its tenants and borrowers. The Company had the right under certain circumstances to terminate the Covenant Relief Period early, which it exercised subsequent to June 30, 2021. The Company paid higher interest costs during the Covenant Relief Period but interest rates returned to pre-waiver specified levels effective July 13, 2021, following termination of the Covenant Relief Period, with the revolving credit and term loan facilities continuing to be subject to the Company's unsecured debt ratings.
(2) The unsecured revolving credit facility and unsecured term loan had a LIBOR floor of 0.50% during the Covenant Relief Period and effective July 13, 2021, following the termination of the Covenant Relief Period, a LIBOR floor of zero.
(3) The unsecured revolving credit facility is subject to a facility fee of 0.375% during the Covenant Relief Period and returned to pre-waiver specified levels effective July 13, 2021, following the termination of the Covenant Relief Period subject to changes in the Company's unsecured debt ratings.

Q2 2021 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF JUNE 30, 2021

Moody's	Baa3 (negative)
Fitch	BB+ (negative)
Standard and Poor's	BB+ (negative)

SUMMARY OF COVENANTS

The Company has outstanding public senior unsecured notes with fixed interest rates of 3.75%, 4.50%, 4.75%, 4.95% and 5.25%. Interest on these notes is paid semiannually. These public senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 3.75%, 4.50%, 4.75%, 4.95% and 5.25% public senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of June 30, 2021 and March 31, 2021 are:
		Actual	Actual
NOTE COVENANTS	Required	2nd Quarter 2021 (1)	1st Quarter 2021 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	43%	44%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	—%	—%
Limitation on incurrence of debt: Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service) - trailing twelve months	≥ 1.5 x	2.0x	1.7x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	220%	215%

(1) See page 14 for details of calculations.

Q2 2021 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	June 30, 2021		TOTAL DEBT:		June 30, 2021
Total Assets per balance sheet	$6,142,212		Secured debt obligations		$24,995
Add: accumulated depreciation	1,130,409		Unsecured debt obligations:
Less: intangible assets, net	(39,542)		Unsecured debt		3,091,234
Total Assets	$7,233,079		Outstanding letters of credit		—
			Guarantees		—
TOTAL UNENCUMBERED ASSETS:	June 30, 2021		Derivatives at fair market value, net, if liability		13,919
Unencumbered real estate assets, gross	$6,266,755		Total unsecured debt obligations:		3,105,153
Cash and cash equivalents	509,836		Total Debt		$3,130,148
Land held for development	23,225
Property under development	35,082
Total Unencumbered Assets	$6,834,898

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	2ND QUARTER 2021	1ST QUARTER 2021	4TH QUARTER 2020	3RD QUARTER 2020	TRAILING TWELVE MONTHS
Adjusted EBITDAre	$96,437	$82,246	$68,633	$70,930	$318,246
Accounts receivable write-offs from prior periods (1)	—	—	—	(1,800)	(1,800)
Less: straight-line revenue, net, included in adjusted EBITDAre	(1,420)	(1,289)	(1,768)	(1,958)	(6,435)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$95,017	$80,957	$66,865	$67,172	$310,011

ANNUAL DEBT SERVICE:
Interest expense, gross	$38,869	$39,854	$43,341	$42,312	$164,376
Less: deferred financing fees amortization	(1,574)	(1,547)	(1,823)	(1,498)	(6,442)
ANNUAL DEBT SERVICE	$37,295	$38,307	$41,518	$40,814	$157,934

DEBT SERVICE COVERAGE	2.5	2.1	1.6	1.6	2.0

(1) For purposes of the bond calculation of Consolidated Income Available for Debt Service, the accounts receivable write-offs that were recognized in the fourth quarter of 2020 were reclassified to the quarter in which such amounts were recognized originally as revenue.

Q2 2021 Supplemental	Page 14

CAPITAL STRUCTURE AS OF JUNE 30, 2021
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY
SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT JUNE 30, 2021	LIQUIDATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT JUNE 30, 2021	CONVERSION PRICE AT JUNE 30, 2021

Common shares	74,803,003	$52.68	N/A	(1)	N/A	N/A	N/A
Series C	5,393,250	$26.01	$134,831	5.750%	Y	0.4137	$60.43
Series E	3,447,381	$37.37	$86,185	9.000%	Y	0.4826	$51.80
Series G	6,000,000	$25.72	$150,000	5.750%	N	N/A	N/A

(1) The monthly cash dividend to common shareholders was temporarily suspended following the common share dividend paid on May 15, 2020 to shareholders of record as of April 30, 2020. On July 13, 2021, following the termination of the Covenant Relief Period, the Company declared a monthly cash dividend of $0.25 per common share payable on August 16, 2021 to shareholders of record on July 30, 2021.

Q2 2021 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	2ND QUARTER 2021	1ST QUARTER 2021	4TH QUARTER 2020	3RD QUARTER 2020	2ND QUARTER 2020	1ST QUARTER 2020
Net debt to gross assets	39%	39%	40%	42%	41%	38%

Net debt/Adjusted EBITDAre ratio (1)(2)	Footnote 9	Footnote 9	Footnote 9	Footnote 9	Footnote 9	5.1

Adjusted net debt/Annualized adjusted EBITDAre ratio (3)(4)	Footnote 9	Footnote 9	Footnote 9	Footnote 9	Footnote 9	4.9

Interest coverage ratio (5)	Footnote 9	Footnote 9	Footnote 9	Footnote 9	Footnote 9	3.6

Fixed charge coverage ratio (5)	Footnote 9	Footnote 9	Footnote 9	Footnote 9	Footnote 9	3.1

Debt service coverage ratio (5)	Footnote 9	Footnote 9	Footnote 9	Footnote 9	Footnote 9	3.6

FFO payout ratio (6) (10)	—%	—%	—%	—%	225%	119%

FFO as adjusted payout ratio (7) (10)	—%	—%	—%	—%	93%	117%

AFFO payout ratio (8) (10)	—%	—%	—%	—%	87%	99%

(1) See pages 23 through 25 for definitions.
(2) Adjusted EBITDAre is for the quarter multiplied times four. See calculation on page 29.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 23 through 25 for definitions.
(4) Annualized adjusted EBITDAre is Adjusted EBITDAre for the quarter further adjusted for in-service and disposed projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 29 under the reconciliation of Adjusted EBITDAre and Annualized Adjusted EBITDAre. See pages 23 through 25 for definitions.
(5) See page 27 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.
(9) Not presented as ratio is not meaningful given the continuing disruption caused by COVID-19 and the associated accounting for tenant rent deferrals and other lease modifications.
(10) The monthly cash dividend to common shareholders was temporarily suspended following the common share dividend paid on May 15, 2020 to shareholders of record as of April 30, 2020. On July 13, 2021, following the termination of the Covenant Relief Period, the Company declared a monthly cash dividend of $0.25 per common share payable on August 16, 2021 to shareholders of record on July 30, 2021.

Q2 2021 Supplemental	Page 16

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
				CARRYING AMOUNT AS OF (1)
DESCRIPTION	INTEREST RATE	PAYOFF DATE/MATURITY DATE	OUTSTANDING PRINCIPAL AMOUNT OF MORTGAGE	JUNE 30, 2021	DECEMBER 31, 2020
Private school property Mableton, Georgia	9.02%	Prepaid in full	$—	$—	$5,278
Attraction property Powells Point, North Carolina	7.75%	6/30/2025	28,349	27,699	27,045
Fitness & wellness property Omaha, Nebraska	7.85%	1/3/2027	10,905	11,272	11,225
Fitness & wellness property Merriam, Kansas	7.55%	7/31/2029	9,090	9,387	9,355
Ski property Girdwood, Alaska	8.23%	12/31/2029	41,852	42,018	40,680
Fitness & wellness property Omaha, Nebraska	7.85%	6/30/2030	10,210	10,462	8,630
Experiential lodging property Nashville, Tennessee	7.01%	9/30/2031	71,223	70,181	67,235
Eat & play property Austin, Texas	11.31%	6/1/2033	11,039	11,235	11,929
Ski property West Dover and Wilmington, Vermont	11.96%	12/1/2034	51,050	51,044	51,031
Four ski properties Ohio and Pennsylvania	10.91%	12/1/2034	37,562	37,491	37,413
Ski property Chesterland, Ohio	11.38%	12/1/2034	4,550	4,500	4,396
Ski property Hunter, New York	8.72%	1/5/2036	21,000	21,000	21,000
Eat & play property Midvale, Utah	10.25%	5/31/2036	17,505	17,781	18,289
Eat & play property West Chester, Ohio	9.75%	8/1/2036	18,068	18,335	18,830
Fitness & wellness property Fort Collins, Colorado	7.85%	1/31/2038	10,292	10,538	10,408
Early childhood education center Lake Mary, Florida	7.98%	5/9/2039	4,200	4,326	4,348
Eat & play property Eugene, Oregon	8.13%	6/17/2039	14,700	14,799	14,799
Early childhood education center Lithia, Florida	8.42%	10/31/2039	3,959	3,996	3,737
Total			$365,554	$366,064	$365,628

(1) Amounts include accrued interest.

Q2 2021 Supplemental	Page 17

INVESTMENT SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)

INVESTMENT SPENDING THREE MONTHS ENDED JUNE 30, 2021
INVESTMENT TYPE	TOTAL INVESTMENT SPENDING	NEW DEVELOPMENT	RE-DEVELOPMENT	ASSET ACQUISITION	MORTGAGE NOTES OR NOTES RECEIVABLE	INVESTMENT IN JOINT VENTURES
Theatres	$609	$558	$51	$—	$—	$—
Eat & Play	4,071	3,794	200	77	—	—
Attractions	15	—	15	—	—	—
Ski	1,780	—	—	—	1,780	—
Experiential Lodging	9,691	7,242	2,134	—	—	315
Cultural	6	—	6	—	—	—
Fitness & Wellness	372	—	—	—	372	—
Total Experiential	16,544	11,594	2,406	77	2,152	315

Total Education	—	—	—	—	—	—

Total Investment Spending	$16,544	$11,594	$2,406	$77	$2,152	$315

INVESTMENT SPENDING SIX MONTHS ENDED JUNE 30, 2021
INVESTMENT TYPE	TOTAL INVESTMENT SPENDING	NEW DEVELOPMENT	RE-DEVELOPMENT	ASSET ACQUISITION	MORTGAGE NOTES OR NOTES RECEIVABLE	INVESTMENT IN JOINT VENTURES
Theatres	$3,049	$2,940	$109	$—	$—	$—
Eat & Play	34,918	7,855	311	26,752	—	—
Attractions	29	—	29	—	—	—
Ski	2,793	—	—	—	2,793	—
Experiential Lodging	21,684	13,922	5,822	—	—	1,940
Cultural	4,389	—	10	—	4,379	—
Fitness & Wellness	1,795	—	—	—	1,795	—
Total Experiential	68,657	24,717	6,281	26,752	8,967	1,940

Total Education	—	—	—	—	—	—

Total Investment Spending	$68,657	$24,717	$6,281	$26,752	$8,967	$1,940

2021 DISPOSITIONS
	THREE MONTHS ENDED JUNE 30, 2021			SIX MONTHS ENDED JUNE 30, 2021
INVESTMENT TYPE	TOTAL DISPOSITIONS	NET PROCEEDS FROM SALE OF REAL ESTATE	NET PROCEEDS FROM PAYDOWN OF MORTGAGE NOTES	TOTAL DISPOSITIONS	NET PROCEEDS FROM SALE OF REAL ESTATE	NET PROCEEDS FROM PAYDOWN OF MORTGAGE NOTES
Theatres	$14,927	$14,927	$—	$28,634	$28,634	$—
Total Experiential	14,927	14,927	—	28,634	28,634	—

Private Schools	—	—	—	5,078	—	5,078
Total Education	—	—	—	5,078	—	5,078

Total Dispositions	$14,927	$14,927	$—	$33,712	$28,634	$5,078

Q2 2021 Supplemental	Page 18

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT JUNE 30, 2021 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	JUNE 30, 2021		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	3RD QUARTER 2021	4TH QUARTER 2021	1ST QUARTER 2022	2ND QUARTER 2022	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Total Build-to-Suit (3)	$17,780	7	$1,650	$650	$2,450	$—	$—	$22,530	100%
Non Build-to-Suit Development	17,302
Total Property Under Development	$35,082

		JUNE 30, 2021	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	3RD QUARTER 2021	4TH QUARTER 2021	1ST QUARTER 2022	2ND QUARTER 2022	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 2ND QUARTER 2021
Total Build-to-Suit		7	$—	$18,642	$2,502	$1,386	$—	$22,530	$84,575

	JUNE 30, 2021		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	3RD QUARTER 2021	4TH QUARTER 2021	1ST QUARTER 2022	2ND QUARTER 2022	THEREAFTER	TOTAL EXPECTED COSTS (2)
Total Build-to-Suit Mortgage Notes	$52,480	2	$3,100	$500	$—	$—	$11,482	$67,562
Non Build-to-Suit Mortgage Notes	313,584
Total Mortgage Notes Receivable	$366,064

(1) This schedule includes only those properties for which the Company has commenced construction as of June 30, 2021.
(2) "Total Expected Costs" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).
(3) Total Build-to-Suit excludes property under development related to the Company's two unconsolidated real estate joint ventures that own recreation anchored lodging properties in St. Petersburg, Florida. The Company's spending estimates for this are estimated at $6.7 million for 2021.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q2 2021 Supplemental	Page 19

LEASE EXPIRATIONS
AS OF JUNE 30, 2021
(UNAUDITED, DOLLARS IN THOUSANDS)

YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED JUNE 30, 2021 (1)	% OF TOTAL REVENUE (2)
2021	—	$—	—%
2022	2	2,158	1%
2023	2	953	—%
2024	6	7,742	2%
2025	2	2,667	1%
2026	3	5,850	1%
2027	8	16,893	4%
2028	12	5,876	1%
2029	12	7,270	2%
2030	22	19,506	5%
2031	13	1,962	—%
2032	21	6,722	2%
2033	10	7,468	2%
2034	40	28,847	7%
2035	33	66,791	17%
2036	26	26,890	7%
2037	32	41,487	10%
2038	35	27,354	7%
2039	4	6,739	2%
2040	4	3,333	1%
Thereafter	37	25,704	7%
	324	$312,212	79%

Note: This schedule excludes non-theatre tenant leases within the Company's entertainment districts, properties under development, land held for development, properties operated by the Company and investments in mortgage notes receivable.

(1) Rental revenue for the trailing twelve months ended June 30, 2021 includes lease revenue related to the Company's existing operating ground leases (leases in which the Company is a sub-lessor) as well as the gross-up of tenant reimbursed expenses recognized during the trailing twelve months ended June 30, 2021 in accordance with Accounting Standards Update (ASU) No. 2016-02 Leases (Topic 842).

(2) Includes the write-offs of straight line rent receivables of $24.9 million and receivables from tenants of $26.9 million against rental revenue during the trailing twelve months ended June 30, 2021.

Q2 2021 Supplemental	Page 20

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED, DOLLARS IN THOUSANDS)

		PERCENTAGE OF TOTAL REVENUE	PERCENTAGE OF TOTAL REVENUE
		FOR THE THREE MONTHS ENDED	FOR THE SIX MONTHS ENDED
	CUSTOMERS	JUNE 30, 2021	JUNE 30, 2021

1.	AMC Theatres	19.0%	20.1%
2.	Topgolf	17.1%	17.7%
3.	Regal Cinemas	8.9%	5.0%
4.	Cinemark	8.4%	9.0%
5.	Vail Resorts	5.5%	5.8%
6.	Camelback Resort	4.4%	4.5%
7.	Six Flags	3.2%	3.4%
8.	Endeavor Schools	3.0%	3.2%
9.	Empire Resorts	2.1%	2.2%
10.	Creme de la Creme	2.0%	2.2%

	Total	73.6%	73.1%

Q2 2021 Supplemental	Page 21

GUIDANCE
(UNAUDITED, DOLLARS IN MILLION, EXCEPT PER SHARE DATA)

MEASURE		2021 GUIDANCE
	YTD ACTUALS	CURRENT
Investment spending (1)	$68.6	(1)
Disposition proceeds and mortgage note payoff	$33.7	$40.0	to	$50.0
Percentage rent and participating interest income	$4.0	$8.5	to	$9.5
General and administrative expense	$22.7	$45.5	to	$47.5
FFO per diluted share (1)	$1.21	$2.80	to	$2.90
FFO as adjusted (FFOAA) per diluted share (1)	$1.15	$2.76	to	$2.86

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	YTD ACTUALS	2021 GUIDANCE
Net income available to common shareholders of EPR Properties	$0.13	$0.65	to	$0.79
Gain on sale of real estate	(0.01)	(0.02)	to	(0.06)
Real estate depreciation and amortization	1.08	2.16
Allocated share of joint venture depreciation	0.01	0.02
FFO available to common shareholders of EPR Properties	$1.21	$2.81	to	$2.91
Transaction costs	0.02	0.03
Credit loss (benefit) expense	(0.08)	(0.08)
FFO as adjusted (FFOAA) available to common shareholders of EPR Properties	$1.15	$2.76	to	$2.86
(1) At this time, the Company is not providing investment spending guidance. The guidance for FFO per diluted share and FFOAA per diluted share includes only previously committed additional investment spending of approximately $20.0 million for the last six months of 2021.

EXPECTED REVENUE RECOGNITION AND CASH COLLECTIONS AS A % of CONTRACTUAL CASH REVENUE (2)	3RD QUARTER 2021						4TH QUARTER 2021
	RANGE IN $			% OF CONTRACTUAL CASH REVENUE (2)			RANGE IN $			% OF CONTRACTUAL CASH REVENUE (2)
Revenue recognition	$117.0	to	$122.0	84%	to	88%	$132.0	to	$138.0	95%	to	99%
Cash collections	$114.0	to	$120.0	82%	to	86%	$130.0	to	$135.0	93%	to	97%
(2) Contractual cash revenue is an operational measure and represents aggregate cash payments for which the Company is entitled under existing contracts, excluding the impact of any temporary abatements or deferrals, percentage rent (rents received over base amounts), non-cash revenue and revenue from taxable REIT subsidiaries (TRSs).

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.

Q2 2021 Supplemental	Page 22

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

EBITDAre
The National Association of Real Estate Investment Trusts (“NAREIT”) developed EBITDAre as a relative non-GAAP financial measure of REITs, independent of a company's capital structure, to provide a uniform basis to measure the enterprise value of a company. Pursuant to the definition of EBITDAre by the Board of Governors of NAREIT, the Company calculates EBITDAre as net (loss) income, computed in accordance with GAAP, excluding interest expense (net), income tax (benefit) expense, depreciation and amortization, gains and losses from disposition of real estate, impairment losses on real estate, costs associated with loan refinancing or payoff and adjustments for unconsolidated partnerships, joint ventures and other affiliates. Management provides EBITDAre herein because it believes this information is useful to investors as a supplemental performance measure as it can help facilitate comparisons of operating performance between periods and with other REITs. The Company's method of calculating EBITDAre may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDAre is not a measure of performance under GAAP, does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. This measure should not be considered an alternative to net (loss) income or any other GAAP measure as a measurement of the results of the Company's operations or cash flows or liquidity as defined by GAAP.

ADJUSTED EBITDAre AND ANNUALIZED ADJUSTED EBITDAre
Management uses Adjusted EBITDAre in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDAre is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDAre as EBITDAre (defined above) for the quarter excluding gain on insurance recovery, severance expense, credit loss (benefit) expense, transaction costs, impairment losses on operating lease right-of-use assets and prepayment fees. This number for the quarter is then multiplied by four to get an annual amount. Annualized Adjusted EBITDAre is Adjusted EBITDAre for the quarter further adjusted for in-service and disposed projects, percentage rent and participating interest and other non-recurring items including removing any impact from operating properties, which is then multiplied by four to get an annual amount. Additionally, for the year ended December 31, 2020, Adjusted EBITDAre was further adjusted to add back prior period receivable write-offs related to certain theatre tenants placed on cash basis or receiving abatements during the respective periods.

The Company's method of calculating Adjusted EBITDAre and Annualized Adjusted EBITDAre may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDAre and Annualized Adjusted EBITDAre are not measures of performance under GAAP, do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net (loss) income or any other GAAP measure as a measurement of the results of the Company's operations or cash flows or liquidity as defined by GAAP.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and reducing debt for cash and cash equivalents on hand, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Q2 2021 Supplemental	Page 23

NET DEBT TO ADJUSTED EBITDAre RATIO AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDAre RATIO
Net Debt to Adjusted EBITDAre ratio and Adjusted Net Debt to Annualized Adjusted EBITDAre ratio are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
NAREIT developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net (loss) income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, the Company calculates FFO as net (loss) income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from disposition of real estate and impairment losses on real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. The Company has calculated FFO for all periods presented in accordance with this definition. In addition, the Company presents FFO as adjusted. Management believes it is useful to provide FFO as adjusted as a supplemental measure to GAAP net (loss) income available to common shareholders and earnings per share. FFO as adjusted is FFO plus costs associated with loan refinancing or payoff, transaction costs, severance expense, preferred share redemption costs, impairment of operating lease right-of-use assets and credit loss (benefit) expense, and by subtracting gain on insurance recovery and deferred income tax (benefit) expense. FFO and FFO as adjusted are non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net (loss) income or any other GAAP measure as a measurement of the results of the Company's operations, cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, the Company presents AFFO by adding to FFO costs associated with loan refinancing or payoff, transaction costs, credit loss (benefit) expense, severance expense, preferred share redemption costs, impairment of operating lease right-of-use assets, termination fees associated with tenants' exercises of public charter school buy-out options, non-real estate depreciation and amortization, deferred financing fees amortization, share-based compensation expense to management and trustees and amortization of above and below market leases, net and tenant allowances and by subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue (removing the impact of straight-line ground sublease expense), non-cash portion of mortgage and other financing income, gain on insurance recovery and deferred income tax (benefit) expense. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net (loss) income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net (loss) income or any other GAAP measure as a measurement of the results of the Company's operations or its cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Q2 2021 Supplemental	Page 24

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. The Company calculates the interest coverage amount by adding to net (loss) income impairment charges, credit loss (benefit) expense, transaction costs, interest expense, gross (including interest expense in discontinued operations), severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs associated with loan refinancing or payoff; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt, prepayment fees and deferred income tax benefit (expense). The Company calculates interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. The Company considers the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. The Company's calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. The Company considers the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. The Company's calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. The Company considers the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. The Company's calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

Q2 2021 Supplemental	Page 25

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Second Quarter and Six Months Ended June 30, 2021

Q2 2021 Supplemental	Page 26

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	2ND QUARTER 2021	1ST QUARTER 2021	4TH QUARTER 2020	3RD QUARTER 2020	2ND QUARTER 2020	1ST QUARTER 2020
Net income (loss)	$18,552	$3,380	$(19,977)	$(85,904)	$(62,965)	$37,118
Impairment charges	—	—	22,832	11,561	51,264	—
Impairment charges on joint ventures	—	—	—	—	3,247	—
Transaction costs	662	548	814	2,776	771	1,075
Credit loss (benefit) expense	(2,819)	(2,762)	20,312	5,707	3,484	1,192
Interest expense, gross	38,869	39,854	43,341	42,312	39,281	36,794
Severance expense	—	—	2,868	—	—	—
Depreciation and amortization	40,538	40,326	42,014	42,059	42,450	43,810
Share-based compensation expense
to management and trustees	3,675	3,784	3,437	3,410	3,463	3,509
Costs associated with loan refinancing or payoff	—	241	812	—	820	—
Interest cost capitalized	(514)	(595)	(404)	(325)	(242)	(262)
Straight-line rental revenue	(1,420)	(1,288)	(898)	17,969	(2,229)	9,708
Gain on sale of real estate	(511)	(201)	(49,877)	—	(22)	(220)
Gain on insurance recovery	—	(30)	(809)	—	—	—
Deferred income tax expense (benefit)	—	—	—	18,035	(1,676)	(1,113)
Interest coverage amount	$97,032	$83,257	$64,465	$57,600	$77,646	$131,611

Interest expense, net	$38,312	$39,194	$42,838	$41,744	$38,340	$34,753
Interest income	43	65	99	243	699	1,779
Interest cost capitalized	514	595	404	325	242	262
Interest expense, gross	$38,869	$39,854	$43,341	$42,312	$39,281	$36,794

Interest coverage ratio	Footnote 2	Footnote 2	Footnote 2	Footnote 2	Footnote 2	3.6

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$97,032	$83,257	$64,465	$57,600	$77,646	$131,611

Interest expense, gross	$38,869	$39,854	$43,341	$42,312	$39,281	$36,794
Preferred share dividends	6,033	6,034	6,034	6,034	6,034	6,034
Fixed charges	$44,902	$45,888	$49,375	$48,346	$45,315	$42,828
Fixed charge coverage ratio	Footnote 2	Footnote 2	Footnote 2	Footnote 2	Footnote 2	3.1

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$97,032	$83,257	$64,465	$57,600	$77,646	$131,611
Interest expense, gross	$38,869	$39,854	$43,341	$42,312	$39,281	$36,794
Recurring principal payments	—	—	—	—	—	—
Debt service	$38,869	$39,854	$43,341	$42,312	$39,281	$36,794
Debt service coverage ratio	Footnote 2	Footnote 2	Footnote 2	Footnote 2	Footnote 2	3.6
(1) See pages 23 through 25 for definitions.
(2) Not presented as this ratio is not meaningful given the continuing disruption caused by COVID-19 and the associated accounting for tenant rent deferrals and other lease modifications.

Q2 2021 Supplemental	Page 27

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 27 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:
	2ND QUARTER 2021	1ST QUARTER 2021	4TH QUARTER 2020	3RD QUARTER 2020	2ND QUARTER 2020	1ST QUARTER 2020

Net cash provided (used) by operating activities	$62,494	$78,306	$5,795	$2,065	$(31,631)	$89,044

Equity in loss from joint ventures	(1,151)	(1,431)	(1,364)	(1,044)	(1,724)	(420)
Distributions from joint ventures	—	(90)	—	—	—	—
Amortization of deferred financing costs	(1,574)	(1,547)	(1,823)	(1,498)	(1,651)	(1,634)
Amortization of above and below market leases, net and tenant allowances	99	96	96	124	108	152
Changes in assets and liabilities, net:
Amortization of operating lease assets and liabilities	113	120	230	(14)	(287)	(273)
Mortgage notes and related accrued interest receivable	423	(280)	3,297	1,154	2,613	512
Accounts receivable	(6,265)	(18,687)	4,422	(5,053)	62,163	(14,149)
Other assets	(1,003)	7,323	(367)	(2,208)	819	4,454
Accounts payable and accrued liabilities	2,716	(997)	404	(4,348)	6,555	13,517
Unearned rents and interest	3,583	(18,075)	9,312	5,690	3,100	(6,907)
Straight-line rental revenue	(1,420)	(1,288)	(898)	17,969	(2,229)	9,708
Interest expense, gross	38,869	39,854	43,341	42,312	39,281	36,794
Interest cost capitalized	(514)	(595)	(404)	(325)	(242)	(262)
Transaction costs	662	548	814	2,776	771	1,075
Severance expense (cash portion)	—	—	1,610	—	—	—
Interest coverage amount (1)	$97,032	$83,257	$64,465	$57,600	$77,646	$131,611

Net cash provided (used) by investing activities	$3,128	$(29,894)	$204,883	$(17,919)	$(13,219)	$(39,759)

Net cash (used) provided by financing activities	$(96,195)	$(532,435)	$(170,716)	$(5,994)	$(175,358)	$649,237

(1) See pages 23 through 25 for definitions.

Q2 2021 Supplemental	Page 28

RECONCILIATION OF EBITDAre, ADJUSTED EBITDAre, ANNUALIZED ADJUSTED EBITDAre AND ANNUALIZED ADJUSTED REVENUE
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDAre (4):	2ND QUARTER 2021	1ST QUARTER 2021	4TH QUARTER 2020	3RD QUARTER 2020	2ND QUARTER 2020	1ST QUARTER 2020
Net income (loss)	$18,552	$3,380	$(19,977)	$(85,904)	$(62,965)	$37,118
Interest expense, net	38,312	39,194	42,838	41,744	38,340	34,753
Income tax expense (benefit)	398	407	402	18,417	(1,312)	(751)
Depreciation and amortization	40,538	40,326	42,014	42,059	42,450	43,810
Gain on sale of real estate	(511)	(201)	(49,877)	—	(22)	(220)
Impairment of real estate investments, net (3)	—	—	22,832	11,561	36,255	—
Costs associated with loan refinancing or payoff	—	241	812	—	820	—
Allocated share of joint venture depreciation	459	354	361	369	378	383
Allocated share of joint venture interest expense	846	789	872	741	736	735
Impairment charges on joint ventures	—	—	—	—	3,247	—
EBITDAre	$98,594	$84,490	$40,277	$28,987	$57,927	$115,828
Gain on insurance recovery (1)	—	(30)	(809)	—	—	—
Severance expense	—	—	2,868	—	—	—
Transaction costs	662	548	814	2,776	771	1,075
Credit loss (benefit) expense	(2,819)	(2,762)	20,312	5,707	3,484	1,192
Accounts receivable write-offs from prior periods (2)	—	—	4,301	13,533	—	—
Straight-line receivable write-offs from prior periods (2)	—	—	870	19,927	—	12,532
Impairment of operating lease right-of-use assets (3)	—	—	—	—	15,009	—
Adjusted EBITDAre (for the quarter)	$96,437	$82,246	$68,633	$70,930	$77,191	$130,627
Adjusted EBITDAre (5)	Footnote 10	Footnote 10	Footnote 10	Footnote 10	Footnote 10	$522,508

ANNUALIZED ADJUSTED EBITDAre (4):
Adjusted EBITDAre (for the quarter)	Footnote 10	Footnote 10	Footnote 10	Footnote 10	Footnote 10	$130,627
Corporate/unallocated and other NOI						(145)
In-service and disposition adjustments (6)						1,351
Percentage rent/participation adjustments (7)						979
Non-recurring adjustments (8)						3,999
Annualized Adjusted EBITDAre (for the quarter)						$136,811
Annualized Adjusted EBITDAre (9)						$547,244

See footnotes on following page.

Q2 2021 Supplemental	Page 29

(1) Included in other income in the consolidated statements of income (loss) in the Company's Annual Reports on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Reconciliation is as follows:
	2ND QUARTER 2021	1ST QUARTER 2021	4TH QUARTER 2020	3RD QUARTER 2020	2ND QUARTER 2020	1ST QUARTER 2020
(Loss) Income from settlement of foreign currency swap contracts	$(28)	$52	$110	$154	$408	$368
Gain on insurance recovery	—	30	809	—	—	—
Operating income from operated properties	848	295	45	16	8	7,201
Miscellaneous income	213	301	4	12	—	4
Other income	$1,033	$678	$968	$182	$416	$7,573

(2) Included in rental revenue from continuing operations in the consolidated statements of income (loss) in the Company's Annual Reports on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Reconciliation is as follows:
	2ND QUARTER 2021	1ST QUARTER 2021	4TH QUARTER 2020	3RD QUARTER 2020	2ND QUARTER 2020	1ST QUARTER 2020
Minimum rent	$107,100	$94,190	$79,342	$83,230	$89,589	$138,219
Accounts receivable write-offs from prior periods	—	—	(4,301)	(13,533)	—	—
Tenant reimbursements	5,000	4,822	4,831	2,413	4,169	3,698
Percentage rent	2,016	2,030	3,040	1,303	1,454	2,757
Straight-line rental revenue	1,420	1,289	1,768	1,958	2,229	2,824
Straight-line write-offs from prior periods	—	—	(870)	(19,927)	—	(12,532)
Other rental revenue	347	283	201	147	90	77
Rental revenue	$115,883	$102,614	$84,011	$55,591	$97,531	$135,043

(3) Impairment charges recognized during the three months ended June 30, 2020 totaled $51.3 million, which was comprised of $36.3 million of impairments of real estate investments and $15.0 million of impairments of operating lease right-of-use assets.
(4) See pages 23 through 25 for definitions.
(5) Adjusted EBITDAre for the quarter is multiplied by four to calculate an annual amount.
(6) Adjustments for properties commencing or terminating GAAP net operating income during the quarter and adjustments to revenue from mortgage notes receivable to be consistent with end of quarter balance, for continuing properties only.
(7) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing twelve month amount divided by four.
(8) Non-recurring adjustments relate to properties under operating agreements with third parties, as applicable, and COVID-19 related adjustments.
(9) Annualized Adjusted EBITDAre for the quarter is multiplied by four to calculate an annual amount.
(10) Not presented as this metric is not meaningful given the continuing disruption caused by the COVID-19 pandemic and the associated accounting for tenant rent deferrals and other lease modifications.

Q2 2021 Supplemental	Page 30